                                                                    Exhibit 99.1

                                                         [NEUBERGER BERMAN LOGO]

                              FOR IMMEDIATE RELEASE

Neuberger Berman Inc.
605 Third Avenue
New York, NY 10158-3698
Tel 212.476.9000

FOR IMMEDIATE RELEASE

Contact:
Robert Matza
Executive Vice President
Chief Operating Officer
Neuberger Berman
(212) 476-9808


                     NEUBERGER BERMAN REPORTS SECOND QUARTER

                            EPS OF $0.46 VERSUS $0.45

                    Assets Under Management At $58.7 Billion

                 Consolidated Net Cash Flows Reach New Quarterly

                   Record As A Public Company At $1.5 Billion

NEW YORK, NY, July 24, 2002 ... Neuberger Berman Inc. (NYSE: NEU) today reported net income of $32.5 million, or $0.46 per share diluted and basic, for the second quarter ended June 30, 2002. This compares with net income of $33.7 million, or $0.45 per share (diluted) and $0.46 (basic), in the prior year period.

Cash earnings for the quarter, which exclude certain non-cash items such as deferred taxes and depreciation and amortization, were $36.8 million, or $0.52 per share (diluted) and $0.53 (basic). Higher cash earnings in last year's quarter of $53.6 million, or $0.72 per share (diluted) and $0.73 (basic), reflect the change in the deferred tax benefit associated with the accelerated vesting of shares in the Employee Defined

Contribution Stock Incentive Plan Trust that occurred with the Company's secondary stock offering in June 2001.

Net revenues in the quarter rose 2.1% to $160.3 million from $157.0 million a year ago. Assets under management at quarter-end were $58.7 billion, up from $58.2 billion at June 30, 2001 and down 5.1% from the record high of $61.9 billion at March 31, 2002.Per share figures are based on lower common shares outstanding of 70.2 million at the end of the 2002 quarter versus 73.2 million in the prior year period. The Company's common stock repurchase program continued in the quarter with the purchase of approximately 325,000 shares for $14.2 million, bringing the total number of shares repurchased since the program's inception to 6.3 million shares at a cost of $234.3 million. An authorization of $90.7 million remains outstanding.

Also noteworthy is the rise in the Company's effective tax rate in the quarter to almost 42.8%, up from 42.1% in the prior year. This is attributable to a lower level of investment income, primarily because of interest rates and spreads, and this trend is anticipated to continue for the remainder of the current year.

Assessing Future Potential

Jeffrey B. Lane, President and Chief Executive Officer of Neuberger Berman, said, "I am very proud of these results. Our earnings are strong and our growth prospects tangible, despite declines in the quarter of 13.4% and 10.7%, respectively, in the Standard & Poor's 500 Index and the Dow Jones Industrial Average, not to mention the most severe and protracted bear market since 1973-74.

"Admittedly, like investors everywhere, Neuberger Berman clients have been affected by the long decline in equity prices, as well as by the crisis in confidence in the management of corporate America created by the recent disclosures of malfeasance. We, however, continue to be successful for the most part at protecting our clients' assets to the degree possible by outperforming the markets on a relative basis. At the same time, we remain committed to enhancing shareholder value by controlling expenses and the other elements of our business that we are able to control and by seeking new opportunities for growth. Along these lines, our previously announced addition of the high-yield bond team from Lipper & Co. is expected to be completed in the third quarter.

"In extraordinarily difficult times like these, it is vital to assess each of our businesses in terms of its positioning for an eventual -- and inevitable -- recovery in the markets. Private Asset Management has remained incredibly strong in terms of several factors: relative investment performance, client retention as well as growth in its client base, and the continued productivity of our sales force. I firmly believe that as, and when, investors return to the securities markets, they will be more cognizant than ever of the need to seek professional guidance of the quality demonstrated throughout this tough period by Neuberger Berman professionals.

"In addition, I am particularly pleased with the progress of the Mutual Fund and Institutional segment, which even under challenging conditions is steadily achieving positive net cash flows and is evidencing notable improvement in its profit margins. I also remain positive about the prospects for Professional Securities Services, which has experienced great difficulty in recent quarters. This is a good business, with a solid and growing client base, that leverages our existing infrastructure and can be an important source of revenues and earnings.

"I am by nature an optimist. I don't know when, but history tells us that the markets will eventually reverse their downward spiral. I also believe that the corrupt, the greedy and the inept corporate managements who justifiably outrage us all will be exposed -- and hopefully severely punished for violating a public trust. And, I am confident that Neuberger Berman will survive and thrive, secure in our underlying and demonstrable financial strength, our well-deserved, 63-year reputation for honesty and integrity, and the consistently proven high caliber of our people.

"The management, the Board and the employees of Neuberger Berman couldn't agree more strongly with Warren Buffett's stated belief: `There is nothing dumber than betting against America. It hasn't worked since 1776.'"

Six Month Results

For the first half of 2002, net income declined 3.2% to $65.7 million from $67.9 million in the same period last year. Per share earnings were slightly higher at $0.92 (diluted) and $0.94 (basic) versus $0.91 (diluted) and $0.93 (basic). Net revenues increased almost 2.8% to $320.5 million from $311.9 million in the first six months of 2001.

PRIVATE ASSET MANAGEMENT

             Net Revenues: $80.4 Million vs. $73.5 Million, Up 9.3%
            Pretax Income: $38.2 Million vs. $34.3 Million, Up 11.6%

Assets under management in this segment at quarter-end declined to $23.6 billion from $24.3 billion at June 30, 2001 and from a record $25.7 billion at March 31, 2002. Investment performance in the quarter continued to outpace the rate of return of both the Standard & Poor's 500 Index and the Dow Jones Industrial Average.

Because they are based on the record level of assets under management at the end of the previous quarter, investment advisory and administrative fees were up 14.2% from the 2001 level. (Conversely, third quarter 2002 fees will be based on the lower level of assets recorded in this quarter.) Pretax profit margins increased as well in the period to 47.5% versus 46.6% last year. The segment accounted for 67.4% of the Company's pretax income.

The productivity of the national sales force of 41 Client Consultants was affected by market conditions in the quarter as well. They generated $342 million in new assets in the period, bringing their year-to-date total of new assets to $815 million. Although this rate of growth is ahead of last year's, on an annualized basis it falls short, thus far, of the Company's target of $2 billion in new assets for the year. In addition, a larger percentage than usual of these new assets continues to be placed in fixed income investments, which carry lower profit margins, though this trend is expected to reverse when equity markets improve.

                          MUTUAL FUND AND INSTITUTIONAL

             Net Revenues: $59.7 Million vs. $57.1 Million, Up 4.6%
            Pretax Income: $24.1 Million vs. $20.5 Million, Up 17.5%

Assets under management in this segment were $35.1 billion, up 3.3% from $34.0 billion at June 30, 2001 and down 2.9% from $36.1 billion at March 31, 2002. Pretax profit margins were significantly higher than in the prior year period at 40.3% versus 35.9%. Mutual fund performance was good, in light of the deterioration in the markets, with over 80% of the Company's equity mutual fund assets outperforming the Standard & Poor's 500 Index which declined 13.4% in the quarter.

Net cash flows in the segment continued to be positive at $1.3 billion. The Consultant Services Group again recorded good performance, with net cash inflows of $671 million, up from net cash inflows of $241 million in the year ago period. Mutual Fund and Sub-Advised Accounts had net cash inflows of $519 million, a significant improvement from net cash outflows of $151 million last year. The Institutional Separate Accounts business was positive once again as well, with net cash inflows of $75 million, up from net cash outflows of $81 million in the 2001 quarter.

                        PROFESSIONAL SECURITIES SERVICES

            Net Revenues: $20.7 Million vs. $27.5 Million, Down 24.5% Pretax Income: $0.7 Million vs. $9.4 Million, Down 92.2%

The poor market environment -- marked by a significantly reduced level of transactions -- continued to have a negative impact on virtually every aspect of this business unit. A slight increase in clearance fees was more than offset by a steep decline in net interest income due to lower average balances related to client financing and continued narrowing interest spreads, as well as a drop in other income related to syndicate activity. The Company continues to focus its efforts on attracting new clients to its services in the expectation that this unit can become a more meaningful contributor to profits when the markets improve.

                                    CORPORATE

Corporate includes various expenses, including administrative costs, that are not directly related to the day-to-day operations of our principal business. The net pretax loss in the quarter of $6.3 million was slightly higher than the $5.9 million pretax loss reported in the year ago period.

Neuberger Berman Inc. through its subsidiaries is an investment advisory company with $58.7 billion in assets under management as of June 30, 2002. For 63 years, the firm has provided clients with a broad range of investment products, services and strategies. The Company engages in private asset management, wealth management services, tax planning and personal and institutional trust services, mutual funds and institutional management, and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this news release, can be accessed at www.nb.com.

                                       ###

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Company's products' performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability of the Company to attract or retain key employees, inability of the Company to implement its operating strategy and acquisition strategy, inability of the Company to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)

                                                                        Three Months Ended                        Fav (Unfav)
                                                                --------------------------------------       ---------------------
                                                                                                                 Change From
                                                                                                             ---------------------
                                                                June 30,        March 31,     June 30,       March 31,    June 30,
                                                                  2002            2002          2001           2002         2001
                                                                ---------       ---------    ---------       ---------    --------
REVENUES:
Investment advisory and administrative fees                     $ 113,355       $ 108,912    $ 102,603            4.1%       10.5%
Commissions                                                        37,319          39,598       38,188           (5.8%)      (2.3%)
Interest                                                           18,523          19,378       44,594           (4.4%)     (58.5%)
Principal transactions in securities, net                             762             502          997           51.8%      (23.6%)
Clearance fees                                                      3,133           2,931        2,994            6.9%        4.6%
Other income                                                          678           2,835        1,290          (76.1%)     (47.4%)
                                                                ---------       ---------    ---------
        Gross revenues                                            173,770         174,156      190,666           (0.2%)      (8.9%)
Interest expense                                                   13,440          13,961       33,632            3.7%       60.0%
                                                                ---------       ---------    ---------
        Net revenues after interest expense                       160,330         160,195      157,034            0.1%        2.1%
                                                                ---------       ---------    ---------

OPERATING EXPENSES:
Employee compensation and benefits                                 66,713          68,439       65,199            2.5%       (2.3%)
Information technology                                              6,075           5,797        5,470           (4.8%)     (11.1%)
Rent and occupancy                                                  5,739           5,503        4,883           (4.3%)     (17.5%)
Brokerage, clearing and exchange fees                               3,270           3,039        3,054           (7.6%)      (7.1%)
Advertising and sales promotion                                     2,248           2,193        3,177           (2.5%)      29.2%
Distribution and fund administration                                6,328           5,820        4,953           (8.7%)     (27.8%)
Professional fees                                                   3,192           2,542        2,736          (25.6%)     (16.7%)
Depreciation and amortization                                       3,803           3,697        3,192           (2.9%)     (19.1%)
Other expenses                                                      6,251           5,344        6,196          (17.0%)      (0.9%)
                                                                ---------       ---------    ---------
        Total operating expenses                                  103,619         102,374       98,860           (1.2%)      (4.8%)
                                                                ---------       ---------    ---------
        Net income before taxes                                    56,711          57,821       58,174           (1.9%)      (2.5%)
Provision for income taxes                                         24,243          24,574       24,490            1.3%        1.0%
                                                                ---------       ---------    ---------
        Net income                                              $  32,468       $  33,247    $  33,684           (2.3%)      (3.6%)
                                                                =========       =========    =========

Net income per common share
        Net income per share - Basic                            $    0.46       $    0.48    $    0.46
                                                                =========       =========    =========
        Net income per share - Diluted                          $    0.46       $    0.47    $    0.45
                                                                =========       =========    =========
Cash earnings per common share
        Cash earnings per share - Basic                         $    0.53       $    0.57    $    0.73 (1)
                                                                =========       =========    =========
        Cash earnings per share - Diluted                       $    0.52       $    0.56    $    0.72 (1)
                                                                =========       =========    =========
Weighted average common shares outstanding - Basic                 69,878          70,044       73,284
                                                                =========       =========    =========
Weighted average common shares outstanding - Diluted               70,885          71,279       74,577
                                                                =========       =========    =========

Note 1: Cash earnings per common share for the three months ended June 30, 2001 has been revised to reflect presentation consistent with current period reporting.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)

                                                                        Six Months Ended                   Fav (Unfav)
                                                                -------------------------------           -------------
                                                                                                           Change From
                                                                                                          ------------
                                                                   June 30,          June 30,                June 30,
                                                                     2002             2001                    2001
                                                                --------------     ------------           ------------
REVENUES:
Investment advisory and administrative fees                     $     222,267      $    205,895                8.0%
Commissions                                                            76,917            74,881                2.7%
Interest                                                               37,901           102,302              (63.0%)
Principal transactions in securities, net                               1,264             1,556              (18.8%)
Clearance fees                                                          6,064             6,808              (10.9%)
Other income                                                            3,513             1,867               88.2%
                                                                -------------      ------------
            Gross revenues                                            347,926           393,309              (11.5%)
Interest expense                                                       27,401            81,443               66.4%
                                                                -------------      ------------
            Net revenues after interest expense                       320,525           311,866                2.8%
                                                                -------------      ------------

OPERATING EXPENSES:
Employee compensation and benefits                                    135,152           130,771               (3.4%)
Information technology                                                 11,872            10,920               (8.7%)
Rent and occupancy                                                     11,242             9,508              (18.2%)
Brokerage, clearing and exchange fees                                   6,309             5,756               (9.6%)
Advertising and sales promotion                                         4,441             5,723               22.4%
Distribution and fund administration                                   12,148             9,324              (30.3%)
Professional fees                                                       5,734             4,700              (22.0%)
Depreciation and amortization                                           7,500             5,963              (25.8%)
Other expenses                                                         11,595            11,971                3.1%
                                                                -------------      ------------
            Total operating expenses                                  205,993           194,636               (5.8%)
                                                                -------------      ------------
            Net income before taxes                                   114,532           117,230               (2.3%)
Provision for income taxes                                             48,817            49,312                1.0%
                                                                -------------      ------------
            Net income                                          $      65,715      $     67,918               (3.2%)
                                                                =============      ============

Net income per common share
            Net income per share - Basic                        $        0.94      $       0.93
                                                                =============      ============
            Net income per share - Diluted                      $        0.92      $       0.91
                                                                =============      ============
Cash earnings per common share
            Cash earnings per share - Basic                     $        1.10      $       1.23 (1)
                                                                =============      ============
            Cash earnings per share - Diluted                   $        1.08      $       1.21 (1)
                                                                =============      ============
 Weighted average common shares
            outstanding - Basic                                        69,961            73,225
                                                                =============      ============
 Weighted average common shares
            outstanding - Diluted                                      71,082            74,623
                                                                =============      ============

Note 1: Cash earnings per common share for the six months ended June 30, 2001 has been revised to reflect presentation consistent with current period reporting.

Neuberger Berman Inc. and Subsidiaries
Selected Segment Financial Data (Unaudited)
For the Periods Ending
(in thousands)

                                                    Three Months Ended                          Fav (Unfav)
                                             ------------------------------------------ --------------------------
                                                                                                 Change From
                                                                                        --------------------------
                                                June 30,       March 31,      June 30,     March 31,      June 30,
                                                  2002           2002           2001        2002          2001
                                             -------------   -------------  ----------- ------------  ------------
PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense           $     80,398    $    81,493    $   73,539       (1.3%)         9.3%

Net income before taxes                       $     38,218    $    38,373    $   34,251       (0.4%)        11.6%

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense           $     59,703    $    56,737    $   57,064        5.2%          4.6%

Net income before taxes                       $     24,060    $    21,649    $   20,477       11.1%         17.5%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense           $     20,745    $    22,674    $   27,474       (8.5%)       (24.5%)

Net income before taxes                       $        734    $     3,619    $    9,356      (79.7%)       (92.2%)

CORPORATE
---------
Net loss after interest expense               $       (516)   $      (709)   $   (1,043)      27.2%         50.5%

Net loss before taxes                         $     (6,301)   $    (5,820)   $   (5,910)      (8.3%)        (6.6%)

TOTAL
-----
Net revenues after interest expense           $    160,330    $   160,195    $  157,034        0.1%          2.1%

Net income before taxes                       $     56,711    $    57,821    $   58,174       (1.9%)        (2.5%)

                                                    Six Months Ended          Fav (Unfav)
                                              ---------------------------   -------------
                                                                             Change From
                                                                            -------------
                                                 June 30,        June 30,      June 30,
                                                   2002           2001           2001
                                              -------------   ------------  -------------
PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense           $    161,891    $   149,389           8.4%

Net income before taxes                       $     76,591    $    71,156           7.6%

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense           $    116,440    $   112,229           3.8%

Net income before taxes                       $     45,709    $    40,238          13.6%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense           $     43,419    $    53,155         (18.3%)

Net income before taxes                       $      4,353    $    17,867         (75.6%)

CORPORATE
---------
Net loss after interest expense               $     (1,225)   $    (2,907)         57.9%

Net loss before taxes                         $    (12,121)   $   (12,031)         (0.7%)

TOTAL
-----
Net revenues after interest expense           $    320,525    $   311,866           2.8%

Net income before taxes                       $    114,532    $   117,230          (2.3%)

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)

                                                                 Three Months Ended                   Fav (Unfav) Change From
                                                      -------------------------------------------    ---------------------------
                                                       June 30,         March 31        June 30,      March 31,    June 30,
                                                         2002             2002           2001           2002         2001
                                                      ---------        -----------    -----------    ----------   -------------
PRIVATE ASSET MANAGEMENT
------------------------

Assets under management, beginning of period          $  25,731         $ 25,004       $ 22,777
                                                      ---------         --------       --------
            Net additions                                   213               32             82
            Market appreciation (depreciation)           (2,351)             695          1,394
                                                      ---------         --------       --------
            Total increase (decrease)                    (2,138)             727          1,476
                                                      ---------         --------       --------
Assets under management, end of period (1)            $  23,593         $ 25,731       $ 24,253          (8.3%)     (2.7%)
                                                      =========         ========       ========

MUTUAL FUND & INSTITUTIONAL
---------------------------

Equity Separate Accounts
------------------------
Assets under management, beginning of period          $   6,542         $  6,290       $  6,415
                                                      ---------         --------       --------
            Net additions (withdrawals)                      74              (28)           (12)
            Market appreciation (depreciation)             (525)             280            407
                                                      ---------         --------       --------
            Total increase (decrease)                      (451)             252            395
                                                      ---------         --------       --------
Assets under management, end of period                $   6,091         $  6,542       $  6,810          (6.9%)    (10.6%)
                                                      =========         ========       ========

Fixed Income Separate Accounts
------------------------------
Assets under management, beginning of period          $   5,262         $  5,229       $  5,310
                                                      ---------         --------       --------
            Net additions (withdrawals)                       1               93            (69)
            Market appreciation (depreciation)              174              (60)            39
                                                      ---------         --------       --------
            Total increase (decrease)                       175               33            (30)
                                                      ---------         --------       --------
Assets under management, end of period                $   5,437         $  5,262       $  5,280           3.3%       3.0%
                                                      =========         ========       ========

Consultant Services Group
-------------------------
Assets under management, beginning of period          $   3,544         $  3,037       $  2,002
                                                      ---------         --------       --------
            Net additions                                   671              452            241
            Market appreciation                              22               55             34
                                                      ---------         --------       --------
            Total increase                                  693              507            275
                                                      ---------         --------       --------
Assets under management, end of period                $   4,237         $  3,544       $  2,277          19.6%      86.1%
                                                      =========         ========       ========

Mutual Fund and Sub-Advised Accounts
------------------------------------
Assets under management, beginning of period          $  20,794         $ 19,488       $ 18,298
                                                      ---------         --------       --------
            Net additions (withdrawals)                     519              896           (151)
            Market appreciation (depreciation)           (1,971)             410          1,469
                                                      ---------         --------       --------
            Total increase (decrease)                    (1,452)           1,306          1,318
                                                      ---------         --------       --------
Assets under management, end of period (2)            $  19,342         $ 20,794       $ 19,616          (7.0%)     (1.4%)
                                                      =========         ========       ========

Sub-Total Mutual Fund & Institutional
-------------------------------------
Assets under management, beginning of period          $  36,142         $ 34,044       $ 32,025
                                                      ---------         --------       --------
            Net additions                                 1,265            1,413              9
            Market appreciation (depreciation)           (2,300)             685          1,949
                                                      ---------         --------       --------
            Total increase (decrease)                    (1,035)           2,098          1,958
                                                      ---------         --------       --------
Assets under management, end of period                $  35,107         $ 36,142       $ 33,983          (2.9%)      3.3%
                                                      =========         ========       ========

TOTAL
-----
Assets under management, beginning of period          $  61,873         $ 59,048       $ 54,802
                                                      ---------         --------       --------
            Net additions                                 1,478            1,445             91
            Market appreciation (depreciation)           (4,651)           1,380          3,343
                                                      ---------         --------       --------
            Total increase (decrease)                    (3,173)           2,825          3,434
                                                      ---------         --------       --------
Assets under management, end of period                $  58,700         $ 61,873       $ 58,236          (5.1%)      0.8%
                                                      =========         ========       ========

Equity component of assets under management                  66%              71%            74%
                                                      =========         ========       ========

Note 1: As of June 30, 2002, Private Asset Management included $58 of assets invested in EMM's Hedge Fund products.

Note 2: As of June 30, 2002, Mutual Fund and Sub-Advised Accounts included $164 of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $20 from the prior quarter.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)

                                                                                                 Fav (Unfav)
                                                                                                 -----------
                                                                       Six Months Ended          Change From
                                                                  --------------------------     -----------
                                                                   June 30,        June 30,        June 30,
                                                                     2002            2001            2001
                                                                  ----------      ----------     -----------
PRIVATE ASSET MANAGEMENT
------------------------
Assets under management, beginning of period                      $   25,004      $   22,510
                                                                  ----------      ----------
           Net additions                                                 245           1,494
           Market appreciation (depreciation)                         (1,656)            249
                                                                  ----------      ----------
           Total increase (decrease)                                  (1,411)          1,743
                                                                  ----------      ----------
Assets under management, end of period (1)                        $   23,593      $   24,253           (2.7%)
                                                                  ==========      ==========

MUTUAL FUND & INSTITUTIONAL
--------------------------
Equity Separate Accounts
------------------------
Assets under management, beginning of period                      $    6,290      $    6,402
                                                                  ----------      ----------
           Net additions                                                  46             344
           Market appreciation (depreciation)                           (245)             64
                                                                  ----------      ----------
           Total increase (decrease)                                    (199)            408
                                                                  ----------      ----------
Assets under management, end of period                            $    6,091      $    6,810          (10.6%)
                                                                  ==========      ==========

Fixed Income Separate Accounts
------------------------------
Assets under management, beginning of period                      $    5,229      $    5,298
                                                                  ----------      ----------
           Net additions (withdrawals)                                    94            (150)
           Market appreciation                                           114             132
                                                                  ----------      ----------
           Total increase (decrease)                                     208             (18)
                                                                  ----------      ----------
Assets under management, end of period                            $    5,437      $    5,280            3.0%
                                                                  ==========      ==========

Consultant Services Group
-------------------------
Assets under management, beginning of period                      $    3,037      $    1,796
                                                                  ----------      ----------
           Net additions                                               1,123             446
           Market appreciation                                            77              35
                                                                  ----------      ----------
           Total increase                                              1,200             481
                                                                  ----------      ----------
Assets under management, end of period                            $    4,237      $    2,277           86.1%
                                                                  ==========      ==========

Mutual Fund and Sub-Advised Accounts
------------------------------------
Assets under management, beginning of period                      $   19,488      $   19,480
                                                                  ----------      ----------
           Net additions                                               1,415             274
           Market depreciation                                        (1,561)           (138)
                                                                  ----------      ----------
           Total increase (decrease)                                    (146)            136
                                                                  ----------      ----------
Assets under management, end of period (2)                        $   19,342      $   19,616           (1.4%)
                                                                  ==========      ==========

Sub-Total Mutual Fund & Institutional
-------------------------------------
Assets under management, beginning of period                      $   34,044      $   32,976
                                                                  ----------      ----------
           Net additions                                               2,678             914
           Market appreciation (depreciation)                         (1,615)             93
                                                                  ----------      ----------
           Total increase                                              1,063           1,007
                                                                  ----------      ----------
Assets under management, end of period                            $   35,107      $   33,983            3.3%
                                                                  ==========      ==========

TOTAL
-----
Assets under management, beginning of period                      $   59,048      $   55,486
                                                                  ----------      ----------
           Net additions                                               2,923           2,408
           Market appreciation (depreciation)                         (3,271)            342
                                                                  ----------      ----------
           Total increase (decrease)                                    (348)          2,750
                                                                  ----------      ----------
Assets under management, end of period                            $   58,700      $   58,236            0.8%
                                                                  ==========      ==========

Equity component of assets under management                              66%             74%
                                                                  ==========      ==========

Note 1: As of June 30, 2002, Private Asset Management included $58 of assets invested in EMM's Hedge Fund products.

Note 2: As of June 30, 2002, Mutual Fund and Sub-Advised Accounts included $164 of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $68 from the prior year period.